UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2005

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10031	22-2465204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 West Chester Pike, Suite 200 West Chester, PA	19382-6223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 947-2000

1615 West Chester Pike, West Chester, PA 19382

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 8, 2005, the Company issued a press release announcing second quarter and six month revenue and earnings. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Exhibits.

Exhibit 99.1	Press Release issued on February 8, 2005 announcing second quarter and six month revenue and earnings.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBEL LEARNING COMMUNITIES, INC.

Date: February 9, 2005	By:	/s/ George H. Bernstein
George H. Bernstein
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release issued on February 8, 2005 announcing second quarter and six month revenue and earnings.